Merrill Lynch Funds for Institutions Series

Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund
Merrill Lynch Select Institutional Fund
Merrill Lynch Treasury Fund
Merrill Lynch Government Fund
Merrill Lynch Institutional Tax-Exempt Fund

     Supplement Dated December 22, 2008 to the
Prospectus of the Funds Listed Above Dated August 28, 2008
(each, a “Fund” and collectively, the “Funds”)

Each Fund has been accepted into the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for Money Market Funds, which the U.S. Treasury has announced has been extended through April 30, 2009. The Board of Trustees has elected to extend coverage under the Program on behalf of the Funds.

The Program provides a guarantee to shareholders of each Fund up to the amount held in the Fund as of the close of business on September 19, 2008. If the number of shares an investor holds fluctuates, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. This means that any increase in the number of shares an investor holds over the amount held after the close of business on September 19, 2008 is not covered under the Program. It also means that if an investor’s balance is below its September 19, 2008 level, the investor can bring it back up to that level and it will be covered. Note that the Program applies only to the account in which the shares were held on September 19, 2008. If an investor closes an account and reinvests in the Fund through a new account, the new balance would not be covered.

The Program is temporary and set to expire on April 30, 2009, at which point the Treasury Department can opt to extend it to no later than September 18, 2009. Each Fund has paid to be covered under the Program. For the initial three months of the Program (ending December 18, 2008), each Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, and for the extension period (ending April 30, 2009), each Fund paid a participation fee of 0.015% of the Fund’s net asset value as of September 19, 2008. The Program is implemented under the Treasury’s Exchange Stabilization Fund (ESF), and guarantee payments under the Program will not exceed the amount available within the ESF at the date of payment. Currently, ESF assets are about $50 billion. For additional information on the Guarantee Program, you can visit the U.S. Treasury’s website at www.ustreas.gov.

Neither this prospectus supplement, the above-referenced prospectus nor any Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. More specific information or additional information can be obtained by going to www.blackrock.com or the corresponding Fund website.

The information provided with respect to Merrill Lynch Select Institutional Fund, Merrill Lynch Government Fund and Merrill Lynch Treasury Fund in the section entitled “Fees and Expenses for Each of the Funds” is amended as set forth below to reflect the payment of the Program participation fees described above:

The following table shows the different fees and expenses that you may pay if you buy and hold shares of the Funds. Future expenses may be greater or less than those indicated below.

Shareholder Transaction Expenses	Select Institutional Fund(a)	Government Fund	Treasury Fund
Maximum Sales Charge Imposed on Purchases	None	None	None
Deferred Sales Charge	None	None	None
Sales Charge Imposed on Dividend Reinvestments	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
(as a percentage of average net assets
Investment Advisory Fee	0.05%(b)(d)	0.31%(e)	0.31%(e)
Other Expenses (including administration fees)(f)	0.16%(c)(d)	0.04%	0.04%
Total Annual Fund Operating Expenses(f)	0.21%(d)	0.35%(e)	0.35%(e)

(a)	Fees and expenses shown in the table and the examples that follow include both the expenses of the Fund and the Fund’s share of expenses of the corresponding Portfolio.

(b)	Paid by the corresponding Portfolio.

(c)	The administrative fee is paid by the Fund at the annual rate of .13%.

(d)	Under the Select Institutional Fund’s administration agreement, in exchange for the administration fee, the Administrator has agreed to pay all of the Fund’s other ordinary expenses, other than the Fund’s pro rata portion of the Institutional Portfolio’s investment advisory fee payable indirectly by the Fund as an interestholder of the Institutional Portfolio, so that the Select Institutional Fund’s total annual operating expenses, minus extraordinary expenses, if any, shall be no greater than 0.18%.

(e)	The Investment Adviser has agreed to waive voluntarily a portion of its investment advisory fee so that the effective annual fee is 0.20% of the Fund’s average daily net assets and the Total Annual Fund Operating Expenses are 0.24% of the Fund’s average daily net assets. The Investment Adviser may discontinue the waiver of investment advisory fees in whole or in part without notice at any time.

(f)	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the payment of the Program participation fees in the aggregate amount of 0.025% of the Fund’s net asset value as of September 19, 2008 as if these fees had been paid during the Fund’s prior fiscal year.

Examples:

The examples below are intended to help you compare the cost of investing in a Fund with the cost of investing in other money market funds. These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Select Institutional Fund*	$22	$ 68	$118	$268
Government Fund†	$36	$113	$197	$443
Treasury Fund†	$36	$113	$197	$443

*  The example reflects the expenses of both the Fund and the corresponding Portfolio.
†   If the fee waivers remain in effect, the fees for 1 year, 3 years, 5 years and 10 years would be as follows:

	1 Year	3 Years	5 Years	10 Years
Government Fund	$25	$77	$135	$306
Treasury Fund	$25	$77	$135	$306

CODE #FFINST-PR-0808-SUP